UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 21, 2007


                           POINT BLANK SOLUTIONS, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


        DELAWARE                 001-13112                       11-3129361
________________________________________________________________________________
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                                  Number)


2102 SW 2ND STREET, POMPANO BEACH, FLORIDA                            33069
__________________________________________                          __________
 (Address of principal executive office)                            (Zip Code)


                                 (954) 630-0900
              ____________________________________________________
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
                 ______________________________________________
                 (Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 7.01.  REGULATION FD DISCLOSURE


As previously disclosed, the Company in 2006 entered into a proposed settlement of certain class and derivative actions brought against the Company. A Stipulation of Settlement reflecting the terms of that settlement has been pending before a U.S. District Judge for the Eastern District of New York. On October 5, 2007, the court held a hearing to consider and determine whether to grant final approval of the settlement. The Court took no action at the hearing, and indicated that it would issue a decision no sooner than 45 days after the hearing (or November 19, 2007) in order to allow the Commercial Litigation
Division of the U.S. Justice Department, which had been notified of the settlement pursuant to the Class Action Fairness Act, to determine if it wished to make an objection to the settlement.

On November 19, 2007, the Commercial Litigation Division informed the court that it would like to submit an objection to the settlement, and requested leave to file a brief in opposition. The Commercial Litigation Division is objecting to a provision in the stipulation providing that the Company release its former Chairman and Chief Executive Officer David H. Brooks and former Chief Financial Officer Dawn M. Schlegel from any liability pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and indemnify them in the event they are required to make a payment to the Company in any action brought by the Securities and Exchange Commission. The government also objects to the lack of a statement in the stipulation stating that nothing in the settlement is intended to limit the ability of the United States to pursue remedies in any civil, criminal or administrative proceeding. The Company continues to believe that the Settlement is in the best interests of all shareholders, employees, and importantly, its military and law enforcement customers, to settle these actions and have them concluded. It intends to file a response consistent with that position. There can be no assurance that the court will grant final approval of the settlement.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           POINT BLANK SOLUTIONS, INC.


                           By: /s/ JOHN SIEMER
                           _____________________________________________________
                           Name:  John Siemer
                           Title: Chief Operating Officer and Chief of Staff


Dated:  November 21, 2007



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